UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2023

UGI Corporation
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-1000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange
Corporate Units	UGIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2023, the Board of Directors of UGI Corporation (the “Company”) appointed Santiago Seage, age 54, to serve as Director of the Company, effective September 18, 2023. A Committee assignment for Mr. Seage will be determined at a future Board meeting. Mr. Seage will receive an annual retainer of $102,500, pro-rated for the number of months he serves as a Director of the Company during the 2023 fiscal year. In addition, it is anticipated that Mr. Seage will receive an equity grant in January of 2024 consistent with the Company’s director compensation practices.

Mr. Seage has been serving as the Chief Executive Officer of Atlantica Sustainable Infrastructure plc (NASDAQ: AY), a sustainable infrastructure company that owns a diversified portfolio of renewable energy, storage, efficient natural gas, electric transmission and water assets in North and South America, and certain markets in Europe, the Middle East, and Africa, since its formation in 2013, except for the period between May and November 2015, during which he was Chief Executive Officer of Abengoa S.A. Mr. Seage also serves as a director of Atlantica Sustainable Infrastructure plc. Previously, he served as Abengoa Solar’s Chief Executive Officer from 2006 to 2013 and, prior to that, he was a partner with McKinsey & Company.

A copy of the Company’s press release announcing the foregoing is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of UGI Corporation dated September 11, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

September 11, 2023	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Secretary